Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group




Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Japanese Equity Portfolio, Scudder Top 50 US Portfolio, a series of Deutsche Investors Portfolios Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




April 30, 2004                                     /s/Richard T. Hale
                                                   Richard T. Hale
                                                   Chief Executive Officer
                                                   Scudder Japanese Equity
                                                   Portfolio, Scudder Top 50 US
                                                   Portfolio, a series of
                                                   Deutsche Investors Portfolios
                                                   Trust


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                                             Deutsche Asset Management [LOGO]
                                             A Member of the Deutsche Bank Group





Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Japanese Equity Portfolio, Scudder Top 50 US Portfolio, a series of Deutsche Investors Portfolios Trust, on Form N-CSR;

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




April 30, 2004                                    /s/Charles A. Rizzo
                                                  Charles A. Rizzo
                                                  Chief Financial Officer
                                                  Scudder Japanese Equity
                                                  Portfolio, Scudder Top 50 US
                                                  Portfolio, a series of
                                                  Deutsche Investors Portfolios
                                                  Trust